                                                                    EXHIBIT 99.4

CASE NAME:   KEVCO GP, INC.                                        ACCRUAL BASIS

CASE NUMBER: 401-40786-BJH-11

JUDGE:       BARBARA J. HOUSER



                         UNITED STATES BANKRUPTCY COURT

                          NORTHERN DISTRICT OF TEXAS
                          --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: AUGUST 31, 2002
                                        ---------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Wilford W. Simpson                                     TREASURER
----------------------------------------          ------------------------------
Original Signature of Responsible Party                      Title

WILFORD W. SIMPSON                                     SEPTEMBER 30, 2002
----------------------------------------          ------------------------------
Printed Name of Responsible Party                            Date


PREPARER:

/s/ Dennis S. Faulkner                                ACCOUNTANT FOR DEBTOR
----------------------------------------          ------------------------------
Original Signature of Preparer                              Title

DENNIS S. FAULKNER                                     SEPTEMBER 30, 2002
----------------------------------------          ------------------------------
Printed Name of Preparer                                     Date

CASE NAME:      KEVCO GP, INC.                                 ACCRUAL BASIS - 1

CASE NUMBER:    401-40786-BJH-11

COMPARATIVE BALANCE SHEET

                                                        SCHEDULED          MONTH            MONTH
ASSETS                                                    AMOUNT           JUL-02           AUG-02        MONTH
------                                                -------------     ------------     -----------      -----
1.  Unrestricted Cash
2.  Restricted Cash
3.  Total Cash                                                  0                  0               0
4.  Accounts Receivable (Net)
5.  Inventory
6.  Notes Receivable
7.  Prepaid Expenses
8.  Other (Attach List)                                         0                  0               0
9.  Total Current Assets                                        0                  0               0
10. Property, Plant & Equipment
11. Less: Accumulated Depreciation/Depletion
12. Net Property, Plant & Equipment                             0                  0               0
13. Due From Insiders
14. Other Assets - Net of Amortization (Attach List)            0                  0               0
15. Other (Attach List)                                   360,837            360,837         360,837
16. Total Assets                                          360,837            360,837         360,837

POST PETITION LIABILITIES

17. Accounts Payable
18. Taxes Payable
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List)                                                            0               0
23. Total Post Petition Liabilities                                                0               0

PRE PETITION LIABILITIES

24. Secured Debt (FOOTNOTE)                            75,885,064         13,945,516       13,945,516
25. Priority Debt
26. Unsecured Debt
27. Other (Attach List)                               128,815,071        128,791,803      128,791,803
28. Total Pre Petition Liabilities                    204,700,135        142,737,319      142,737,319
29. Total Liabilities                                 204,700,135        142,737,319      142,737,319

EQUITY

30. Pre Petition Owner's Equity                                         (204,339,298)    (204,339,298)
31. Post Petition Cumulative Profit
    Or (Loss)
32. Direct Charges To Equity (Attach
    Explanation) (FOOTNOTE)                                               61,962,816       61,962,816
33. Total Equity                                                        (142,376,482)    (142,376,482)
34. Total Liabilities and Equity                                             360,837          360,837

This form  X  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO GP, INC.                                   SUPPLEMENT TO

CASE NUMBER:  401-40786-BJH-11                                 ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                                SCHEDULED        MONTH             MONTH
ASSETS                                                            AMOUNT         JUL-02            AUG-02        MONTH
------                                                         -----------     -----------       ----------      -----
A.
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 8                                             0               0                0

A.
B.
C.
D.
E.

TOTAL OTHER ASSETS NET OF
AMORTIZATION -  LINE 14                                                  0               0                0

A. Investment in Subsidiaries                                      360,837         360,837          360,837
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 15                                      360,837         360,837          360,837

POST PETITION LIABILITIES

A.
B.
C.
D.
E.

TOTAL OTHER POST PETITION
LIABILITIES -  LINE 22                                                                   0                0

PRE PETITION LIABILITIES

A. Interco.Payables (FOOTNOTE)                                     315,071         291,803          291,803
B. 10 3/8% Senior Sub. Notes                                   105,000,000     105,000,000      105,000,000
C. Sr. Sub. Exchangeable Notes                                  23,500,000      23,500,000       23,500,000
D.
E.

TOTAL OTHER PRE PETITION
LIABILITIES -  LINE 27                                         128,815,071     128,791,803      128,791,803

CASE NAME:     KEVCO GP, INC.                                  ACCRUAL BASIS - 2

CASE NUMBER:   401-40786-BJH-11


INCOME STATEMENT
                                                             MONTH            MONTH                             QUARTER
REVENUES                                                     JUL-02           AUG-02           MONTH             TOTAL
--------                                                     ------           ------           -----            -------
1.  Gross Revenues                                                                                                   0
2.  Less: Returns & Discounts                                                                                        0
3.  Net Revenue                                                   0                0                                 0

COST OF GOODS SOLD

4.  Material                                                                                                         0
5.  Direct Labor                                                                                                     0
6.  Direct Overhead                                                                                                  0
7.  Total Cost Of Goods Sold                                      0                0                                 0
8.  Gross Profit                                                  0                0                                 0

OPERATING EXPENSES

9.  Officer / Insider Compensation                                                                                   0
10. Selling & Marketing                                                                                              0
11. General & Administrative                                                                                         0
12. Rent & Lease                                                                                                     0
13. Other (Attach List)                                                                                              0
14. Total Operating Expenses                                      0                0                                 0
15. Income Before Non-Operating
    Income & Expense                                              0                0                                 0

OTHER INCOME & EXPENSES

16. Non-Operating Income (Att List)                                                                                  0
17. Non-Operating Expense (Att List)                                                                                 0
18. Interest Expense                                                                                                 0
19. Depreciation / Depletion                                                                                         0
20. Amortization                                                                                                     0
21. Other (Attach List)                                                                                              0
22. Net Other Income & Expenses                                   0                0                                 0

REORGANIZATION EXPENSES

23. Professional Fees                                                                                                0
24. U.S. Trustee Fees                                                                                                0
25. Other (Attach List)                                                                                              0
26. Total Reorganization Expenses                                 0                0                                 0
27. Income Tax                                                                                                       0
28. Net Profit (Loss)                                             0                0                                 0

This form     does x does not have related footnotes on Footnotes Supplement.
          ---     ---

CASE NAME:      KEVCO GP, INC.                                 ACCRUAL BASIS - 3

CASE NUMBER:    401-40786-BJH-11

CASH RECEIPTS AND                                                MONTH          MONTH                       QUARTER
DISBURSEMENTS                                                    JUL-02        AUG-02         MONTH          TOTAL
-------------                                                    ------        ------         -----          -----
1.  Cash - Beginning Of Month                                       0             0                             0

RECEIPTS FROM OPERATIONS

2.  Cash Sales                                                                                                  0

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition                                                                                                0
4.  Post Petition                                                                                               0
5.  Total Operating Receipts                                        0             0                             0

NON-OPERATING RECEIPTS

6.  Loans & Advances (Attach List)                                                                              0
7.  Sale of Assets                                                                                              0
8.  Other (Attach List)                                                                                         0
9.  Total Non-Operating Receipts                                    0             0                             0
10. Total Receipts                                                  0             0                             0
11. Total Cash Available                                            0             0                             0

OPERATING DISBURSEMENTS

12. Net Payroll                                                                                                 0
13. Payroll Taxes Paid                                                                                          0
14. Sales, Use & Other Taxes Paid                                                                               0
15. Secured / Rental / Leases                                                                                   0
16. Utilities                                                                                                   0
17. Insurance                                                                                                   0
18. Inventory Purchases                                                                                         0
19. Vehicle Expenses                                                                                            0
20. Travel                                                                                                      0
21. Entertainment                                                                                               0
22. Repairs & Maintenance                                                                                       0
23. Supplies                                                                                                    0
24. Advertising                                                                                                 0
25. Other (Attach List)                                                                                         0
26. Total Operating Disbursements                                   0             0                             0

REORGANIZATION DISBURSEMENTS

27. Professional Fees                                                                                           0
28. U.S. Trustee Fees                                                                                           0
29. Other (Attach List)                                                                                         0
30. Total Reorganization Expenses                                   0             0                             0
31. Total Disbursements                                             0             0                             0
32. Net Cash Flow                                                   0             0                             0
33. Cash - End of Month                                             0             0                             0

This form     does  X  does not have related footnotes on Footnotes Supplement.
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


CASE NAME:        KEVCO GP, INC.                               ACCRUAL BASIS - 4

CASE NUMBER:      401-40786-BJH-11

                                                         SCHEDULED            MONTH             MONTH
ACCOUNTS RECEIVABLE AGING                                  AMOUNT            JUL-02            AUG-02       MONTH
-------------------------                                ---------           ------            ------       -----
1.  0 - 30
2.  31 - 60
3.  61 - 90
4.  91 +
5.  Total Accounts Receivable                                   0                0                 0
6.  (Amount Considered Uncollectible)
7.  Accounts Receivable (Net)                                   0                0                 0

AGING OF POST PETITION                                         MONTH:  AUGUST-02
TAXES AND PAYABLES                                                     ---------

                                    0 - 30                31 - 60            61 - 90            91 +
TAXES PAYABLE                        DAYS                   DAYS              DAYS              DAYS              TOTAL
-------------                       ------                -------            -------            ----              -----
1.  Federal                                                                                                          0
2.  State                                                                                                            0
3.  Local                                                                                                            0
4.  Other (Attach List)                                                                                              0
5.  Total Taxes Payable                  0                    0                 0                 0                  0
6.  Accounts Payable                                                                                                 0

                                                                MONTH: AUGUST-02
STATUS OF POST PETITION TAXES                                          ---------

                                                     BEGINNING TAX    AMOUNT WITHHELD                      ENDING TAX
FEDERAL                                                LIABILITY*     AND/OR ACCRUED     (AMOUNT PAID)      LIABILITY
-------                                              -------------    --------------     -------------     ----------
1.  Withholding **                                                                                                 0
2.  FICA - Employee **                                                                                             0
3.  FICA - Employer **                                                                                             0
4.  Unemployment                                                                                                   0
5.  Income                                                                                                         0
6.  Other (Attach List)                                                                                            0
7.  Total Federal Taxes                                        0                0                 0                0

STATE AND LOCAL

8.  Withholding                                                                                                    0
9.  Sales                                                                                                          0
10. Excise                                                                                                         0
11. Unemployment                                                                                                   0
12. Real Property                                                                                                  0
13. Personal Property                                                                                              0
14. Other (Attach List)                                                                                            0
15. Total State And Local                                      0                0                 0                0
16. Total Taxes                                                0                0                 0                0


 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO GP, INC.                                   ACCRUAL BASIS - 5

CASE NUMBER:  401-40786-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                MONTH: AUGUST-02
                                                                       ---------

BANK RECONCILIATIONS                                           Account # 1       Account # 2
--------------------                                           -----------       -----------
A.  BANK:                                                                                        Other Accounts
B.  ACCOUNT NUMBER:                                                                               (Attach List)         TOTAL
C.  PURPOSE (TYPE):
1.  Balance Per Bank Statement                                                                          0                 0
2.  Add: Total Deposits Not Credited                                                                    0                 0
3.  Subtract: Outstanding Checks                                                                        0                 0
4.  Other Reconciling Items                                                                             0                 0
5.  Month End Balance Per Books                                                                         0                 0
6.  Number of Last Check Written

INVESTMENT ACCOUNTS

                                                     DATE          TYPE OF
BANK, ACCOUNT NAME & NUMBER                      OF PURCHASE     INSTRUMENT     PURCHASE PRICE     CURRENT VALUE
---------------------------                      -----------     ----------     --------------     -------------
7.

8.

9.

10. (Attach List)

11. Total Investments

CASH

12. Currency On Hand                                                                                       0
13. Total Cash - End of Month                                                                              0

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO GP, INC.                                   ACCRUAL BASIS - 6

CASE NUMBER:  401-40786-BJH-11
                                                                MONTH: AUGUST-02
                                                                       ---------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                            TYPE OF   AMOUNT    TOTAL PAID
                   NAME                     PAYMENT    PAID      TO DATE
                   ----                     -------   ------    ----------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To Insiders

                                  PROFESSIONALS

                                      DATE OF
                                    COURT ORDER                                      TOTAL
                                    AUTHORIZING     AMOUNT   AMOUNT    TOTAL PAID   INCURRED
                   NAME               PAYMENT      APPROVED   PAID      TO DATE     & UNPAID*
                   ----             -----------    --------  ------    ----------   ---------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To Professionals

       *  Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS


                                   SCHEDULED     AMOUNTS      TOTAL
                                    MONTHLY       PAID       UNPAID
                                   PAYMENTS      DURING        POST
   NAME OF CREDITOR                  DUE         MONTH       PETITION
   ----------------                --------      ------     ----------
1.  Bank of America                                 0       13,945,516
2.
3.
4.
5.  (Attach List)
6.  TOTAL                                                   13,945,516

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        KEVCO GP, INC.                               ACCRUAL BASIS - 7

CASE NUMBER:      401-40786-BJH-11
                                                                MONTH: AUGUST-02
                                                                       ---------

QUESTIONNAIRE

                                                                                                YES        NO
                                                                                                ---        --
1.   Have any Assets been sold or transferred outside the normal course of
     business this reporting period?                                                                        X

2.   Have any funds been disbursed from any account other than a debtor in possession account?              X

3.   Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?                X

4.   Have any payments been made on Pre Petition Liabilities this reporting period?                         X

5.   Have any Post Petition Loans been received by the debtor from any party?                               X

6.   Are any Post Petition Payroll Taxes past due?                                                          X

7.   Are any Post Petition State or Federal Income Taxes past due?                                          X

8.   Are any Post Petition Real Estate Taxes past due?                                                      X

9.   Are any other Post Petition Taxes past due?                                                            X

10.  Are any amounts owed to Post Petition creditors delinquent?                                            X

11.  Have any Pre Petition Taxes been paid during the reporting period?                                     X

12.  Are any wage payments past due?                                                                        X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

INSURANCE

                                                                                                YES        NO
                                                                                                ---        --
1.  Are Worker's Compensation, General Liability and other necessary insurance
    coverages in effect?                                                                         X

2.  Are all premium payments paid current?                                                       X

3.  Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

Debtor has no operations.

                              INSTALLMENT PAYMENTS

   TYPE OF POLICY                        CARRIER                      PERIOD COVERED           PAYMENT AMOUNT & FREQUENCY
   --------------                        -------                   --------------------        --------------------------
General Liability                   Aon Risk Services                  3/1/02-9/1/02           Semi-Annual    $98,598
D&O Liability                       Great American Insurance       11/1/2001-10/31/2004        Annual         $64,657

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO GP, INC.                               FOOTNOTES SUPPLEMENT

CASE NUMBER:   401-40786-BJH-11                                    ACCRUAL BASIS

                                                                MONTH: AUGUST-02
                                                                       ---------

ACCRUAL
BASIS
FORM
NUMBER    LINE NUMBER             FOOTNOTE / EXPLANATION
------    -----------             ----------------------
   1         24        The direct charges to equity are due to the secured debt
   1         32        reductions pursuant to sales of Kevco Manufacturing,
                       L.P.'s operating divisions, the asset sale of the South
                       Region of Kevco Distribution as well as direct cash
                       payments. The secured debt owed to Bank of America by
                       Kevco, Inc. (Case No. 401-40783-BJH-11) has been
                       guaranteed by all of its co-debtors (See Footnote 1,27A);
                       therefore, the secured debt is reflected as a liability
                       on all of the Kevco entities. The charge to equity is
                       simply an adjustment to the balance sheet.

   1         27A       Intercompany payables are to co-debtors Kevco Management
                       Co. (Case No. 401-40788-BJH-11), Kevco Distribution, LP
                       (Case No. 401-40789-BJH-11), Kevco Manufacturing, LP (Case
                       No. 401-40784-BJH-11), Kevco Holding, Inc. (Case No.
                       401-40785-BJH-11), Kevco, Inc. (Case No. 401-40783-BJH-11),
                       DCM Delaware, Inc. (Case No. 401-40787-BJH-11), and Kevco
                       Components, Inc. (Case No. 401-40790-BJH-11).